NUVEEN MUNICIPAL TRUST

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED DECEMBER 8, 2008

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2008

Effective December 8, 2008, the Nuveen High Yield Municipal Bond Fund (the “Fund”) may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. After purchasing fund shares, ReFlow then redeems those shares when the fund next experiences net sales, at the end of ReFlow’s maximum holding period (currently, 28 days), or at other times at ReFlow’s discretion. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow. The fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance. ReFlow will purchase Class I shares of the Fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow’s investments in the Fund are not subject to the Frequent Trading Policy described under “Additional Information on the Purchase and Redemption of Fund Shares—Frequent Trading Policy.”

PLEASE KEEP THIS WITH YOUR FUND’S

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

MGN-RFLW-1208D